UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2020

INTRICON CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	IIN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The following information is being provided pursuant to Item 2.02. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On April 7, 2020, IntriCon Corporation (the “Company”) issued a press release providing a range of preliminary, unaudited revenue for the quarter ended March 31, 2020, withdrawing its previously announced financial guidance for fiscal 2020 performance due to the rapidly changing environment and continued uncertainties resulting from the COVID-19 virus, and describing actions taken by the Company to address COVID-19.

A copy of the press release is furnished as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 7, 2020, the Company announced that it has taken steps to strengthen its balance sheet and reduce its cost structure, including the deferral of non-strategic investments as well as furloughs and salary reductions for directors and management. The Company’s Chief Executive Officer, Mark Gorder, will completely forgo his base salary, other than payments necessary to retain his benefits. The Company’s Chief Operating Officer, Scott Longval, and each of the other named executive officers, including, Michael Geraci and Dennis Gonsior, will be taking a 30 percent reduction in base salary. These reductions in pay for the named executive officers will be effective as of April 6, 2020. Additionally, effective April 6, 2020, the meeting fees for each non-employee director serving on the board of directors will be reduced to 50 percent of the previously approved amount. These measures are expected to be temporary in nature and only in effect until their objectives have been accomplished.

Item 7.01.   Regulation FD Disclosure.

The following information is being provided pursuant to Item 7.01. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Exchange Act.

The information contained under Item 2.02 is incorporated herein by reference.

Item 8.01.   Other Information.

The Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission on March 16, 2020, with the following risk factor:

The Company’s business, financial condition and results of operations for fiscal year 2020 and beyond may be materially adversely affected by the ongoing COVID-19 (coronavirus) outbreak.

The outbreak of the novel COVID-19 (coronavirus) has evolved into a global pandemic. COVID-19 has spread to many regions of the world, including North America, Asia and Europe. The full extent to which COVID-19 impacts our business, operating results and financial condition will depend on future developments that are highly uncertain, cannot be accurately predicted and may be beyond our control. Uncertain factors relating to COVID-19 include the duration of the outbreak, the severity of the virus, and the actions, or perception of actions that may be taken, to contain or treat its impact, including declarations of states of emergency, business closures, manufacturing restrictions and a prolonged period of travel, commercial and/or other similar restrictions and limitations.

The effects of such an outbreak could include the temporary shutdown of our facilities in the United States, Asia or Europe, disruptions or restrictions on the ability to ship our products to our customers as well as disruptions that may affect our customers and suppliers.

As a result of COVID-19 and the measures designed to contain its spread, our sales could be negatively impacted as a result of disruption in demand by our customers, which could have a material and adverse effect on our business, results of operations and financial condition. Similarly, our suppliers may not have the materials, capacity, or capability to supply us according to our schedule and specifications. If our suppliers’ operations are impacted, we may need to seek alternate suppliers, which may be more expensive, may not be available or may result in delays in shipments to us and subsequently to our customers, each of which would affect our results of operations. The duration of the disruptions to our customers and to our supply chain, and related financial impact to us, cannot be estimated at this time. If such disruptions continue for an extended period of time, the impact could have a material adverse effect on our business, results of operations and financial condition.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K and in the Company’s other public filings and releases that are not historical facts or that include forward-looking terminology, including estimates of future results, are “forward-looking statements” within the meaning of the Exchange Act. These forward-looking statements may be affected by known and unknown risks, uncertainties and other factors that are beyond IntriCon’s control, including, but not limited to, impacts of the COVID-19 pandemic and measures taken in response, as noted in this Current Report on Form 8-K and the press release which is furnished as Exhibit 99.1 hereto, and may cause the Company’s actual results, performance or achievements to differ materially from the results, performance and achievements expressed or implied in the forward-looking statements. These risks, uncertainties and other factors are detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2019. The Company disclaims any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
99.1	Press Release dated April 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

	By:	/s/ Scott Longval
	Name:	Scott Longval
	Title:	Executive Vice President, Chief Operating
Officer and Chief Financial Officer
Date: April 7, 2020